UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                              June 14, 2004

MANDALAY RESORT GROUP

(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

Registrant=s telephone number, including area code     (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.                    Other Events and Required FD Disclosure

This report is being filed solely for the purpose of filing the press release included as an exhibit to this report.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99	Press Release dated June 14, 2004, announcing Mandalay’s board to consider terms of potential acquisition by MGM Mirage.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP

Dated: June 14, 2004	By:	/s/ LES MARTIN
Les Martin
Vice President, Chief Accounting Officer
and Treasurer

Index to Exhibits

No.	Description

99	Press Release dated June 14, 2004, announcing Mandalay’s board to consider terms of potential acquisition by MGM Mirage.